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                                                                    EXHIBIT 99.1



                FVC.COM IS NOW FIRST VIRTUAL COMMUNICATIONS, INC.

         NEW CORPORATE NAME REPRESENTS COMMITMENT TO DELIVER RICH MEDIA
                      COMMUNICATIONS TO SERVICE PROVIDERS
                           AND ENTERPRISES, WORLDWIDE

Santa Clara, Calif. -- February 5, 2001 -- Today FVC.COM (Nasdaq: FVCX), a leader in rich media communications solutions, announced is has officially changed its corporate name to First Virtual Communications, Inc. Its Nasdaq symbol, FVCX, will not change.

The company's new name reflects its focus on delivering integrated, rich media communications products and services to leading service providers and enterprises worldwide through its flagship offering, Click to Meet. Integrating IP, ISDN, ATM, and DSL network standards, Click to Meet is designed to combine video and audio telephony, data collaboration and streaming into one comprehensive IP-centric platform.

First Virtual Communications was the first company to provide seamless multiple communications and collaborative applications -- applications that had previously worked in isolation -- into an integrated rich media communications offering, running across broadband networks of all types.

"Our new name encompasses our history, our current mission and our future. In 1994, as the leading innovator of rich media communications, we introduced ATM-based solutions to the enterprise," said Ralph Ungermann, chairman and CEO of First Virtual Communications. "In the mid-1990's, we modified our name to FVC.COM as we expanded our R&D and software integration to encompass the emerging IP communications market. Today, our expertise in video networking and IP-based communications has helped us deliver a platform, Click to Meet, that is changing the way end users communicate across the enterprise."

"As the demand for integrated solutions that include voice and video telephony, web conferencing, and streaming continues to rise, the foundation for the rich media communications market is quickly solidifying. Increased IP bandwidth, multiple rich media applications, and the drive for corporate efficiency all set the stage for flourishing growth in this industry," said Andrew Davis, Senior Analyst and Managing Partner of Wainhouse Research, LLC.


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THE NEW FIRST VIRTUAL COMMUNICATIONS WEB SITE
Today, First Virtual Communications also unveiled a new website to support the company name change and new logo brand identity. To view the new site, visit www.fvc.com.
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ABOUT FIRST VIRTUAL COMMUNICATIONS, INC. First Virtual Communications, Inc.
(Nasdaq: FVCX) is a leader in rich media communications solutions, providing systems and services that enable system integrators and service providers to deliver an integrated suite of collaboration applications to its enterprise customers. First Virtual Communications also delivers solutions directly to corporate and public sector enterprises. First Virtual Communications' flagship product, Click to Meet-TM-, is the industry's communications platform for high quality, face-to-face e-collaboration. It is designed to seamlessly integrate video and audio telephony, data collaboration, and streaming across IP, ISDN, DSL, and ATM networks. Click to Meet provides the optimal platform for delivering a new generation of video enabled B2B web applications, for commerce, distance learning, telemedicine, federal and state governments, and the judiciary.

First Virtual Communications' strategic partners include Accord, Adaptive Broadband, Alcatel, British Telecommunications plc, China Telecom, Cisco Systems, Inc., CUseeMe Networks, EDS, Ezenia!, France Telecom, Ideal Technology Solutions, Nortel Networks, Polycom, Qwest Communications, SBC Communications Inc., Shanghai Telecom, Telstra, Verizon Communications, Wind and other leading companies worldwide. Further information about the company is available at http://www.fvc.com.
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CAUTIONARY STATEMENT
EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS, "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT. SUCH FORWARD-LOOKING STATEMENTS HAVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF FIRST VIRTUAL COMMUNICATIONS, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: FIRST VIRTUAL COMMUNICATIONS' LIMITED OPERATING HISTORY AND VARIABILITY OF OPERATING RESULTS, FIRST VIRTUAL COMMUNICATIONS' RECENT LAUNCH OF ITS BROADBAND VIDEO SERVICES OFFERING, MARKET ACCEPTANCE OF VIDEO TECHNOLOGY, FIRST VIRTUAL COMMUNICATIONS' DEPENDENCE ON ATM BACKBONE TECHNOLOGY, POTENTIAL INABILITY TO MAINTAIN BUSINESS RELATIONSHIPS WITH TELECOMMUNICATIONS CARRIERS, DISTRIBUTORS AND SUPPLIERS, RAPID TECHNOLOGICAL CHANGES, COMPETITION AND CONSOLIDATION IN THE VIDEO NETWORKING INDUSTRY, THE IMPORTANCE OF ATTRACTING AND RETAINING PERSONNEL, MANAGEMENT OF FIRST VIRTUAL COMMUNICATIONS' GROWTH, AND OTHER RISK FACTORS REFERENCED IN FIRST VIRTUAL COMMUNICATIONS' PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REPORT ON FORM-10 Q FOR THE QUARTER ENDED SEPTEMBER 30, 2000.